SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of Earliest Event Reported)    September 26, 2000
                                                ------------------------


                      NORTH FORK BANCORPORATION, INC.
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             (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     1-10458                36-3154608
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(State or Other Jurisdiction      (Commission File        (I.R.S. Employer
     of Incorporation)                 Number)            Identification No.)


               275 Broadhollow Road Melville, New York 11747
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            (Address of Principal Executive Offices) (Zip Code)


(Registrant's Telephone Number, Including Area Code)    (631) 844-1004
                                                    --------------------



ITEM 5.  OTHER EVENTS.

      On May 15, 2000, North Fork Bancorporation, Inc., a Delaware corporation ("North Fork") filed Amendment No. 3 to its registration statement (the "Registration Statement") on Form S-4 with the Securities and Exchange Commission relating to the offer (the "Offer") by North Fork to exchange 0.9302 shares of North Fork common stock and $2.00 in cash for each outstanding share of common stock of Dime Bancorp, Inc., a Delaware corporation ("Dime"), including the associated preferred share purchase rights issued pursuant to the Dime stockholder protection rights plan. This current report on Form 8-K contains information updating certain information contained in the Registration Statement.

      On September 26, 2000, North Fork issued a press release. A copy of the press release is filed herewith as Exhibit 99.1 and the information set forth in the press release is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

         99.1 Text of press release issued by North Fork on September 26, 2000.





                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated: September 27, 2000

                                   NORTH FORK BANCORPORATION, INC.


                                   By:  /s/ Daniel M. Healy
                                        -----------------------------------
                                        Name:  Daniel M. Healy
                                        Title: Executive Vice President and
                                               Chief Financial Officer






                               EXHIBIT INDEX

      Exhibit
      Number      Description
      -------     -----------
      99.1        Text of press release issued by North Fork on
                  September 26, 2000.